UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
May 24, 2012
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-54674	27-0351641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant's telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.
Acquisition of Sonoma Grande
On May 24, 2012 (the “Closing Date”), Steadfast Income REIT, Inc. (the “Company”), through SIR Sonoma Grande, LLC (“SIR Sonoma Grande”), a wholly-owned subsidiary of Steadfast Income REIT Operating Partnership, L.P., the Company's operating partnership (the “Operating Partnership”), acquired a fee simple interest in a 336-unit multifamily residential community located in Tulsa, Oklahoma, commonly known as Sonoma Grande (the “Sonoma Grande Property”), from a third party seller. On the Closing Date, Steadfast Asset Holdings, Inc., an affiliate of the Company, assigned to SIR Sonoma Grande the Purchase and Sale Agreement, dated February 15, 2012, as amended, for the purchase of the Sonoma Grande Property.
SIR Sonoma Grande acquired the Sonoma Grande Property for an aggregate purchase price of $32,200,000, exclusive of closing costs. SIR Sonoma Grande financed the payment of the purchase price for the Sonoma Grande Property with a combination of (1) proceeds from the Company’s public offering, and (2) a loan in the aggregate principal amount of $22,540,000 from PNC Bank, National Association, a national banking association (“PNC”), pursuant to the requirements of the Freddie Mac Capital Markets Execution Program and evidenced by a promissory note and loan agreement, each dated May 24, 2012 (the “Sonoma Grande Loan”). For additional information on the terms of the Sonoma Grande Loan, see Item 2.03 below.
The Sonoma Grande Property was built in 2009 and consists of 13 three-story residential buildings and a separate leasing office/clubhouse situated on a 20-acre site. The garden-style property is comprised of 36 one bedroom/one bath units, 252 two bedroom/one and two bath units and 48 three bedroom/two bath units that average 1,130 square feet with an average monthly rent of $941. Unit amenities at the Sonoma Grande Property include crown molding, tile kitchens, baths, and foyers, full kitchen appliance packages, full-sized washers and dryers, walk-in closets and private balconies or sunrooms. In addition, select units have nine-foot ceilings, built-in bookshelves, separate showers with glass doors and jetted garden tubs. Property amenities at the Sonoma Grande Property include gated access, a fitness center, a tanning center, a resort-style swimming pool with cabanas and heated spa, outdoor gourmet kitchen and gathering areas, Wi-Fi cafe with flat panel HD TV and a playground. As of May 23, 2012, the Sonoma Grande Property was approximately 91% occupied.
An acquisition fee of approximately $651,000 was earned by Steadfast Income Advisor, LLC, the Company’s advisor (the “Advisor”), in connection with the acquisition of the Sonoma Grande Property, which acquisition fee is expected to be paid to the Advisor subject to the terms of the Advisory Agreement with the Advisor.
The material terms of the agreements described herein are qualified in their entirety by the agreements attached as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and incorporated herein by reference.
Management of the Sonoma Grande Property
On the Closing Date, SIR Sonoma Grande and Steadfast Management Company, Inc. (“Steadfast Management”), an affiliate of the Company, entered into a Property Management Agreement (the “Management Agreement”) pursuant to which Steadfast Management will serve as the exclusive leasing agent and manager of the Sonoma Grande Property. Pursuant to the Management Agreement, SIR Sonoma Grande will pay Steadfast Management a monthly management fee in an amount equal to 3.0% of the Sonoma Grande Property’s gross collections (as defined in the Management Agreement) for such month. The Management Agreement has an initial term that expires on May 24, 2013 and will continue thereafter on a month-to-month basis unless either party gives sixty (60) days prior written notice of its desire to terminate the Management Agreement. SIR Sonoma Grande may terminate the Management Agreement at any time upon thirty (30) days prior written notice to Steadfast Management in the event of the gross negligence, willful misconduct or bad acts of Steadfast Management or any of Steadfast Management’s employees. Either party may terminate the Management Agreement due to a material breach of the other party’s obligations under the agreement that remains uncured for thirty (30) days after written notification of such breach.
The material terms of the Management Agreement described herein are qualified in their entirety by the Management Agreement, a copy of which is attached as Exhibit 10.5 to this Current Report on Form 8-K and incorporated by referenced into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Sonoma Grande Loan
In connection with the acquisition of the Sonoma Grande Property, SIR Sonoma Grande borrowed $22,540,000 from PNC pursuant to a Multifamily Loan and Security Agreement by and between SIR Sonoma Grande and PNC (the “Sonoma Grande Loan Agreement”) and the promissory note which evidences the Sonoma Grande Loan (the “Sonoma Grande Note”). The Sonoma Grande Loan has an 84 month term with a maturity date of June 1, 2019 (the “Maturity Date”). SIR Sonoma Grande paid a loan origination fee of $170,000 to PNC in connection with the Sonoma Grande Loan.
Interest on the outstanding principal balance of the Sonoma Grande Loan accrues at a fixed rate of 3.31% per annum (the “Interest Rate”), and a monthly payment of accrued interest will be due and payable on the first day of each month, commencing July 1, 2012 and continuing until and including the monthly payment due on June 1, 2014, in an amount to vary but which will be equal to $2,072 multiplied by the number of days in the month prior to the monthly payment due date. Beginning on July 1, 2014 and continuing until and including the monthly payment due on the Maturity Date, a monthly payment of principal and interest in the amount of $98,839 will be due and payable on the first day of each month. The entire outstanding principal balance of the Sonoma Grande Loan, plus any accrued and unpaid interest thereon, is due and payable in full on the Maturity Date. So long as any monthly payment or any other amount due under the Sonoma Grande Loan remains past due for thirty (30) days or more or any other event of default has occurred and is continuing, interest will accrue on the unpaid principal balance of the Sonoma Grande Loan at a rate equal to the Interest Rate plus 4.0%; provided, that, at no time will the rate of interest exceed the maximum amount of interest allowed by applicable law. So long as any payment due under the Sonoma Grande Loan is not received by PNC within ten days after such payment is due, SIR Sonoma Grande will pay to PNC, immediately and without demand by PNC, a late charge equal to 5.0% of the amount of the payment due.
SIR Sonoma Grande may voluntarily prepay all, but not less than all, of the unpaid principal balance of the Sonoma Grande Loan and all accrued interest thereon and other sums due to PNC under the Sonoma Grande Loan Documents (as defined below) during the term of the Sonoma Grande Loan, provided that SIR Sonoma Grande must provide PNC with at least thirty (30) days prior written notice of such prepayment and such prepayment may not be made during the three calendar months prior to the Maturity Date. SIR Sonoma Grande must also pay a prepayment fee to PNC, calculated in accordance with the terms of the Sonoma Grande Note, in connection with any voluntary prepayment of the Sonoma Grande Loan. The terms of prepayment of the Sonoma Grande Loan vary depending on whether or not the Sonoma Grande Loan has been assigned to a Real Estate Mortgage Investment Conduit (REMIC) trust.
The performance of the obligations of SIR Sonoma Grande under the Sonoma Grande Loan are secured by a Multifamily Mortgage, Assignment of Rents and Security Agreement dated as of May 24, 2012, by SIR Sonoma Grande for the benefit of PNC with respect to the Sonoma Grande Property (the “Sonoma Grande Mortgage”). Additionally, pursuant to an Assignment of Management Agreement and Subordination of Management Fees effective as of May 24, 2012, SIR Sonoma Grande assigned all of its rights and interests in the Management Agreement to PNC upon an event of default under any of the Sonoma Grande Loan Documents.
SIR Sonoma Grande will have no personal liability under the Sonoma Grande Note, the Sonoma Grande Loan Agreement, the Sonoma Grande Mortgage or any other loan document (collectively, the “Sonoma Grande Loan Documents”) for the repayment of the principal and interest and any other amounts due (the “Indebtedness”) or for the performance of any other obligations under the Sonoma Grande Loan Documents; provided, however, that SIR Sonoma Grande will be personally liable to PNC for the repayment of a portion of the Indebtedness equal to any loss or damage suffered by PNC as a result of, among other events, (1) failure of SIR Sonoma Grande to pay to PNC upon demand after an event of default all rents and security deposits to which PNC is entitled under the Sonoma Grande

Loan Documents, (2) failure of SIR Sonoma Grande to apply all insurance proceeds and condemnation proceeds as required by the Sonoma Grande Loan Documents, (3) failure of SIR Sonoma Grande to comply with the provisions of the Sonoma Grande Loan Documents relating to the delivery of books and records or statements, schedules and reports, (4) failure to pay water and sewer charges and other assessments or other charges that could become a lien on the Sonoma Grande Property, (5) material waste of the Sonoma Grande Property, (6) failure of SIR Sonoma Grande to maintain the single purpose entity requirements of the Sonoma Grande Loan Agreement, and (7) SIR Sonoma Grande's allowance of transfers that do not comply with the provisions of the Sonoma Grande Loan Documents. In addition, SIR Sonoma Grande will be personally liable to PNC for all of the following, (1) performance and compliance of SIR Sonoma Grande's obligations under the Sonoma Grande Loan Agreement in connection with environmental matters, (2) costs of any audit under the Sonoma Grande Loan Agreement, and (3) costs and expenses incurred by PNC in connection with collection of any amount SIR Sonoma Grande is personally liable. Furthermore, SIR Sonoma Grande will be personally liable to PNC for the repayment of all Indebtedness, upon the occurrence of, among other events, (1) fraud or written material misrepresentation by SIR Sonoma Grande, the Company or any of its officers, directors, partners, members or employees in connection with the Indebtedness, (2) the performance of and compliance with all obligations under the Sonoma Grande Loan Agreement relating to environmental matters, and (3) certain bankruptcy and insolvency events with respect to SIR Sonoma Grande, as provided under the Sonoma Grande Loan.
In connection with the Sonoma Grande Loan, the Company absolutely, unconditionally and irrevocably guaranteed to PNC the full and prompt payment when due of all amounts for which SIR Sonoma Grande is personally liable under the Sonoma Grande Note, as described above, except as they relate to single-purpose entity requirements of SIR Sonoma Grande. The Company also absolutely, unconditionally and irrevocably guaranteed to PNC all costs and expenses incurred by PNC in enforcing the rights the Company guaranteed.
The material terms of the agreements described herein are qualified in their entirety by the agreements attached as Exhibits 10.6, 10.7, 10.8, 10.9 and 10.10 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
On May 31, 2012, the Company distributed a press release announcing the completion of the acquisition of the Sonoma Grande Property. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
Because it is impracticable to provide the required financial statements for the acquisition of the real property described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.
(b) Pro Forma Financial Information.
See Paragraph (a) above.

(c) Exhibits.
Exhibit    Description

10.1
Purchase and Sale Agreement, dated as of February 15, 2012, by and between Steadfast Asset Holdings, Inc. and Sonoma Grande Tulsa, LLC and First American Title Insurance Company in its capacity as title insurer

10.2	First Amendment to Purchase and Sale Agreement, dated as of March 19, 2012, by and between Steadfast Asset Holdings, Inc. and Sonoma Grande Tulsa, LLC

10.3	Second Amendment to Purchase and Sale Agreement, dated as of May 8, 2012, by and between Steadfast Asset Holdings, Inc. and Sonoma Grande Tulsa, LLC

10.4	Assignment and Assumption of Purchase Agreement, dated as of May 24, 2012, by and between Steadfast Asset Holdings, Inc. and SIR Sonoma Grande, LLC

10.5	Property Management Agreement, made as of May 24, 2012, by and between Steadfast Management Company, Inc. and SIR Sonoma Grande, LLC

10.6	Multifamily Note, effective as of May 24, 2012, by SIR Sonoma Grande, LLC in favor of PNC Bank, National Association

10.7	Multifamily Loan and Security Agreement, dated as of May 24, 2012, by and between SIR Sonoma Grande, LLC and PNC Bank, National Association

10.8	Multifamily Mortgage, Assignment of Rents and Security Agreement, dated as of May 24, 2012, by and between SIR Sonoma Grande, LLC and PNC Bank, National Association

10.9	Guaranty, effective as of May 24, 2012, by Steadfast Income REIT, Inc. to and for the benefit of PNC Bank, National Association

10.10
Assignment of Management Agreement and Subordination of Management Fees, effective as of May 24, 2012, by and among SIR Sonoma Grande, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

99.1	Press release, dated May 31, 2012

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.

Date:	May 31, 2012	By:	/s/ Rodney F. Emery
Rodney F. Emery
Chief Executive Officer and President

EXHIBIT INDEX

Exhibits    Description

10.1
Purchase and Sale Agreement, dated as of February 15, 2012, by and between Steadfast Asset Holdings, Inc. and Sonoma Grande Tulsa, LLC and First American Title Insurance Company in its capacity as title insurer

10.2	First Amendment to Purchase and Sale Agreement, dated as of March 19, 2012, by and between Steadfast Asset Holdings, Inc. and Sonoma Grande Tulsa, LLC

10.3	Second Amendment to Purchase and Sale Agreement, dated as of May 8, 2012, by and between Steadfast Asset Holdings, Inc. and Sonoma Grande Tulsa, LLC

10.4	Assignment and Assumption of Purchase Agreement, dated as of May 24, 2012, by and between Steadfast Asset Holdings, Inc. and SIR Sonoma Grande, LLC

10.5	Property Management Agreement, made as of May 24, 2012, by and between Steadfast Management Company, Inc. and SIR Sonoma Grande, LLC

10.6	Multifamily Note, effective as of May 24, 2012, by SIR Sonoma Grande, LLC in favor of PNC Bank, National Association

10.7	Multifamily Loan and Security Agreement, dated as of May 24, 2012, by and between SIR Sonoma Grande, LLC and PNC Bank, National Association

10.8	Multifamily Mortgage, Assignment of Rents and Security Agreement, dated as of May 24, 2012, by and between SIR Sonoma Grande, LLC and PNC Bank, National Association

10.9	Guaranty, effective as of May 24, 2012, by Steadfast Income REIT, Inc. to and for the benefit of PNC Bank, National Association

10.10
Assignment of Management Agreement and Subordination of Management Fees, effective as of May 24, 2012, by and among SIR Sonoma Grande, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

99.1	Press release, dated May 31, 2012